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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 18, 2000

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)
414 Nicollet Mall, Mpls, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    612-330-5500

Northern States Power Company
(Former name or former address, if changed since last report)

TABLE OF CONTENTS

Page
Glossary of Terms
Item 2—Acquisition or Disposition of Assets
Item 7—Financial Statements and Exhibits
Exhibit Index
Signatures
Exhibit 23.01 Consent of Arthur Andersen LLP
Exhibit 23.02 Consent of PricewaterhouseCoopers LLP
Exhibit 99.01 News Release of Xcel Energy Inc. dated August 17, 2000
Exhibit 99.02 Supplemental Consolidated Financial Statements
Management's Discussion and Analysis
Reports of Independent Public Accountants
Supplemental Consolidated Statements of Income
Supplemental Consolidated Statements of Cash Flows
Supplemental Consolidated Balance Sheets
Supplemental Consolidated Statements of Stockholders' Equity
Supplemental Consolidated Statements of Capitalization
Notes to Supplemental Consolidated Financial Statements
Exhibit 99.03 Supplemental Consolidated Condensed Six Months Ended Financial Statements
Management's Discussion and Analysis
Supplemental Consolidated Condensed Statements of Income for the six months ended June 30, 2000 and 1999
Supplemental Consolidated Condensed Statements of Cash Flows for the six months ended June 30, 2000 and 1999
Supplemental Consolidated Condensed Balance Sheets as of June 30, 2000 and Dec. 31, 1999
Notes to Supplemental Consolidated Condensed Financial Statements—June 30, 2000
Exhibit 99.04 Statement Pursuant to Private Securities Litigation Reform Act

GLOSSARY OF TERMS

The abbreviations or acronyms used in the text and notes are defined below:

Abbreviation or Acronym	Term
ACC	Arizona Corporate Commission
AFDC	Allowance for Funds Used During Construction
BMG	Black Mountain Gas
CERCLA	Comprehensive Environmental Response, Compensation and Liability Act
Cheyenne	Cheyenne Light, Fuel and Power Company
COLI	Company owned life insurance
CPUC	Public Utilities Commission of the State of Colorado
Craig	Craig Steam Electric Generating Station
Denver District Court	District Court in and for the City and County of Denver
DOE	Department of Energy
DSM	Demand-Side Management
DSMCA	Demand-Side Management Cost Adjustment
Dth	Dekatherm
e prime	e prime, inc. and subsidiaries
ECA	Energy Cost Adjustment
EITF 98-10	Emerging Issues Task Force Issue No. 98-10, "Accounting for Energy Trading and Risk Management Activities"
EMI	Energy Masters International, Inc.
EPA	U.S. Environmental Protection Agency
ESOP	Employee Stock Ownership Plan
FASB	Financial Accounting Standards Board
FERC	Federal Energy Regulatory Commission
Fort St. Vrain	Fort St. Vrain Electric Generating Station
GCA	Gas Cost Adjustment
Hayden	Hayden Steam Electric Generating Station
ICA	Incentive Cost Adjustment
IRS	Internal Revenue Service
Kwh	Kilowatt-hour
Manitoba Hydro	Manitoba Hydro-Electric Board
MDOC	Minnesota Department of Commerce
MISO	Midwest Independent System Operator
MPUC	Minnesota Public Utilities Commission
Mw	Megawatt
NCE	New Century Energies, Inc.
NCE/NSP Merger	The proposed business combination between NCE and NSP
NCE/NSP Merger Agreement	Agreement and Plan of Merger between NCE and NSP
NDPSC	North Dakota Public Service Commission
NEIL	Nuclear Electric Insurance Limited
NMC	Nuclear Management Company
NMPRC	New Mexico Public Regulation Commission
NSP	Northern States Power Company
NSP-Minnesota	Northern States Power Company—Minnesota
NSP-Wisconsin	Northern States Power Company—Wisconsin
Natural Fuels	Natural Fuels Corporation
NC Enterprises	NC Enterprises, Inc.
NCI	New Century International, Inc.

New Century Cadence	New Century Cadence, Inc.
NOx	Nitrogen Oxide
NRC	Nuclear Regularory Commission
NRG	NRG Energy, Inc.
OCC	Colorado Office of Consumer Counsel
OPEB	Other Postretirement Employee Benefits
Pawnee	Pawnee Steam Electric Generating Station
Pawnee 2	Pawnee Steam Electric Generating Station, Unit 2 (proposed)
Planergy	The Planergy Group, Inc.
PRPs	Potentially Responsible Parties
PSCCC	PS Colorado Credit Corporation
PSCo	Public Service Company of Colorado
PSCo/SPS Merger	The business combination between the PSCo and SPS
PSCW	Public Service Commission of Wisconsin
PSRI	PSR Investments, Inc.
PUHCA	Public Utility Holding Company Act of 1935
PUCT	Public Utility Commission of Texas
QF	Qualifying Facility
QFCCA	Qualifying Facilities Capacity Cost Adjustment
QSP	Quality of Service Plan
Quixx	Quixx Corporation and subsidiaries
SEC	Securities and Exchange Commission
Seren	Seren Innovations, Inc.
SDPUC	South Dakota Public Utilities Commission
SFAS	Statement of Financial Accounting Standards
SFAS 71	SFAS No. 71—"Accounting for the Effects of Certain Types of Regulation"
SFAS 101	SFAS No. 101—"Regulated Enterprises—Accounting for the Discontinuation of SFAS 71"
SFAS 106	SFAS No. 106—"Employers' Accounting for Postretirement Benefits Other Than Pensions"
SFAS 112	SFAS No. 112—"Employers' Accounting for Postemployment Benefits"
SFAS 123	SFAS No. 123—"Accounting for Stock-Based Compensation"
SFAS 133	SFAS No. 133—"Accounting for Derivative Instruments and Hedging Activities"
SO2	Sulfur Dioxide
SPS	Southwestern Public Service Company
TOG	Texas-Ohio Gas, Inc.
Tri-State	Tri-State Generation and Transmission Association, Inc.
UE or Utility Engineering	Utility Engineering Corporation and subsidiaries
U.K.	United Kingdom
Viking	Viking Gas Transmission Company
WDNR	Wisconsin Department of Natural Resources
WPSC	Public Service Commission of Wyoming
Young Storage	Young Gas Storage Company, Ltd.
Yorkshire Electricity	Yorkshire Electricity Group, plc
Yorkshire Power	Yorkshire Power Group Ltd.

Item 2.  Acquisition or Disposition of Assets

    On August 18, 2000, following receipt of all required regulatory approvals, NSP and NCE merged and formed Xcel Energy Inc. Each share of NCE common stock was exchanged for 1.55 shares of Xcel Energy common stock and NSP shares became Xcel Energy shares on a one-for-one basis. Cash was paid in lieu of any fractional shares of Xcel Energy common stock.

    The merger was structured as a tax-free, stock-for-stock exchange for stockholders of both companies (except for fractional shares), and accounted for as a pooling of interests. At the time of the merger, Xcel Energy was registered as a holding company under the Public Utility Holding Company Act of 1935.

    A copy of the news release with respect to the NCE/NSP merger is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

    The following documents, previously filed with the SEC are incorporated by reference:

New Century Energies, Inc. Annual Report on Form 10-K and 10-K/A for the year ended Dec. 31, 1999 (1-12927).
Northern States Power Company Annual Report on Form 10-K for the year ended Dec. 31, 1999 (1-03034).
NRG Energy, Inc. Annual Report on Form 10-K for the year ended Dec. 31, 1999 (333-33397).
New Century Energies, Inc. Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, and June 30, 2000 (1-12927).
Northern States Power Company Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, and June 30, 2000 (1-03034).
NRG Energy, Inc. Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 20, 2000 (333-33397).
New Century Energies, Inc. Reports on Form 8-K dated April 19, 2000, June 1, 2000, and July 24, 2000 (1-12927).
Northern States Power Company Reports on Form 8-K dated Jan. 13, 2000, Feb 23, 2000, March 3, 2000, March 29, 2000 and May 26, 2000 (1-3034).
Agreement and Plan of Merger, dated March 24, 1999, by and between Northern States Power Company and New Century Energies, Inc. (Exhibit 2.1 to the Report on Form 8-K (File No. 1-12907) of New Century Energies, Inc. dated March 24, 1999.

(c)  EXHIBITS

Exhibit No.	Description
4.01	Copy of Xcel Energy Inc.'s Amended and Restated Articles of Incorporation, as amended and restated on August 18, 2000
23.01	Consent of Independent Accountants—Arthur Andersen LLP
23.02	Consent of Independent Accountants—PricewaterhouseCoopers LLP
27.01	Financial Data Schedule for the period ending Dec. 31, 1999
27.02	Financial Data Schedule for the period ending June 30, 2000
99.01	News Release of Xcel Energy Inc. dated August 17, 2000
99.02	Supplemental Consolidated Financial Statements
99.03	Supplemental Consolidated Condensed Six Months Ended Financial Statements
99.04	Statement pursuant to Private Securities Litigation Reform Act of 1995

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL ENERGY INC. (a Minnesota Corporation)
By	/s/ EDWARD J. MCINTYRE Edward J. McIntyre Vice President and Chief Financial Officer

August 21, 2000

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GLOSSARY OF TERMS
SIGNATURES